UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 15, 2023

CORSAIR PARTNERING CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40285	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

717 Fifth Avenue, 24th Floor New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 224 9400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CORS	The New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	CORS.WS	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	CORS.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2023, Paul Cabral announced his intention to resign as Chief Financial Officer of Corsair Partnering Corporation (the “Company”), effective March 15, 2023. Mr. Cabral is expected to stay on as a consultant to facilitate an orderly transition to his successor.

Mr. Cabral’s decision to resign as Chief Financial Officer does not relate to any disagreement with the Company’s management, the Board of Directors of the Company (the “Board”) or the Company’s independent auditors regarding any matter related to the Company’s operations, accounting practices, financial disclosures, internal controls or policies and practices.

On March 15, 2023, the Board appointed Jeremy S. Schein, age 43, as the Chief Financial Officer of the Company with immediate effect.

Mr. Schein currently serves as the Company’s President and is a member of the Board. Mr. Schein is a Partner at Corsair Investments, L.P. (“Corsair Capital”), having worked at Corsair Capital in a number of roles since 2001. He also serves as a member of Corsair Capital’s Investment Committee. Mr. Schein serves on the boards of Atlas US Buyer LLC and Amore Holdings TopCo GP LLC, as well as several current Corsair Capital portfolio companies, including TreviPay, Identity Intelligence Group, LLC, Oakridge Insurance Services LLC, Spring Venture Group, LLC and Jackson Hewitt Tax Service Inc. Mr. Schein holds a B.A. in Economics from Cornell University.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2023

CORSAIR PARTNERING CORPORATION

By:	/s/ D.T. Ignacio Jayanti
Name: D.T. Ignacio Jayanti
Title: Chief Executive Officer